THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Flexible Premium Variable Life Account R
Lincoln SVULONE 2021

Supplement dated July 25, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This Supplement to your prospectus outlines important changes that become effective on and after August 23, 2024. These changes are related to:
a)	Appendix A – Funds Available Under The Policy; and
b)	Appendix B – Current Investment Restrictions for Optional Benefits.
All other provisions outlined in your variable life prospectus, as supplemented, remain unchanged.
The following line item is added to Appendix A – Funds Available Under the Policy on or about August 23, 2024:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Long-term capital growth.	LVIP American Century Ultra® Fund – Standard Class advised by Lincoln Financial Investments Corporation	0.65%[1]	N/A	N/A	N/A
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.
The Board of Trustees (“Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) approved an Agreement and Plan of Reorganization to merge the LVIP Wellington Capital Growth Fund with and into the LVIP American Century Ultra® Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Policy Owners. A meeting of shareholders to consider the Reorganization is scheduled to be held on or about August 9, 2024, and the Fund’s Reorganization is expected to be completed on or about August 23, 2024 (“Closing Date”).
At any time prior to the Closing Date, Policy Owners may transfer out of the Fund consistent with the transfer provisions applicable to the variable life product prospectus. Policy Owners may transfer into any other available investment option under their Policy. Please see your variable product prospectus for information about other funds available for investment within your Policy and for more information on transfers, including any restrictions on transfer into the Fund before the Closing Date.
Appendix B – Current Investment Restrictions for Optional Benefits.  The LVIP American Century Ultra® Fund will be added to the list of funds in Tier 3. Please refer to your prospectus to determine if you are subject to Investment Restrictions.
You can find the fund prospectus and other information about the Policy online at www.lfg.com/VULprospectus. You can also obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.